                                                                               .
                                                                               .
                                                                               .



                                                                      EXHIBIT 21

                          HCC INSURANCE HOLDINGS, INC.
                                  SUBSIDIARIES


                                                                                      STATE OR COUNTRY OF
              NAME                                                                       INCORPORATION
              ----                                                                    -------------------
     1.       American Contractors Indemnity Company                                  California
     2.       ASU International, Inc.                                                 Massachusetts
     3.       ASU International Limited                                               United Kingdom
     4.       Avemco Corporation                                                      Delaware
     5.       Avemco Insurance Agency, Inc.                                           Maryland
     6.       Avemco Insurance Company                                                Maryland
     7.       Avemco Services, Inc.                                                   Maryland
     8.       Continental Underwriters Ltd.                                           Louisiana
     9.       Covenant Claims Service, LLC                                            Louisiana
    10.       Covenant Underwriters, Ltd.                                             Louisiana
    11.       Dickson Manchester & Company Limited                                    United Kingdom
    12.       Euro Sports Underwriters Limited                                        United Kingdom
    13.       HCC Acquisition Sub, Inc.                                               New York
    14.       HCC Acquisitions (U.K.) Limited                                         United Kingdom
    15.       HCC Administrators, Inc.                                                Illinois
    16.       HCC Aviation Insurance Group, Inc.                                      Texas
    17.       HCC Aviation, Ltd.                                                      Texas
    18.       HCC Benefits Corporation                                                Delaware
    19.       HCC Diversified Financial Products Limited                              United Kingdom
    20.       HCC Employee Benefits, Inc.                                             Delaware
    21.       HCC Employer Services, Inc.                                             Alabama
    22.       HCC Employer Services, Inc.                                             Illinois
    23.       HCC Global Financial Products, LLC                                      Delaware
    24.       HCC Global Financial Products of Texas, LLC                             Texas
    25.       HCC Global Financial Products, SL                                       Spain
    26.       HCC Indemnity Guaranty Agency, Inc.                                     New York
    27.       HCC Insurance Company                                                   Indiana
    28.       HCC Intermediate Holdings, Inc.                                         Delaware
    29.       HCC Life Insurance Company                                              Indiana
    30.       HCC Properties, LLC                                                     Delaware
    31.       HCC Reinsurance Company Limited                                         Bermuda
    32.       HCC Risk Management Corporation                                         Texas
    33.       HCC Service Company, Ltd.                                               Texas
    34.       HCC Service Delaware, LLC                                               Delaware
    35.       HCC Specialty Holdings (No. 1) Limited                                  United Kingdom
    36.       HCC Specialty Holdings (No. 2) Limited                                  United Kingdom
    37.       HCC Specialty Insurance Company                                         Oklahoma
    38.       HCC Specialty Insurance Holdings Ltd.                                   United Kingdom
    39.       HCC Specialty Underwriters Agency of New York, Inc.                     New York

    40.       HCC Strategic Investments, LLC                                          Delaware
    41.       HCC Strategic Investments (UK) Ltd.                                     United Kingdom
    42.       HCC Surety Group, Inc.                                                  Delaware
    43.       HCC Trustees Limited                                                    United Kingdom
    44.       HCC Underwriters, A Texas Corporation                                   Texas
    45.       HCCS Corporation                                                        Delaware
    46.       Houston Casualty Company                                                Texas
    47.       Houston Casualty Company Europe, Seguros y Reaseguros, S.A.             Spain
    48.       InsPro Corporation                                                      California
    49.       Intellicare, Inc.                                                       Alabama
    50.       Interra, Inc.                                                           Indiana
    51.       LDG Insurance Agency Incorporated                                       Massachusetts
    52.       LDG Re (London) Ltd                                                     United Kingdom
    53.       LDG Re Worldwide Limited                                                Delaware
    54.       LDG Re Worldwide Ltd.                                                   United Kingdom
    55.       LDG Reinsurance Corporation                                             Massachusetts
    56.       Loss Management, Inc.                                                   Delaware
    57.       Loss Management Services, Incorporated                                  Maryland
    58.       MAG Acquisition Sub, Inc.                                               Delaware
    59.       Manchester Dickson Holdings Limited                                     United Kingdom
    60.       Marshall Adjusting Corp.                                                New York
    61.       Marshall Rattner, Inc.                                                  New York
    62.       Merger Sub, Inc.                                                        Texas
    63.       National Insurance Underwriters                                         Arkansas
    64.       Occidental Services, Inc.                                               Delaware
    65.       PEPYS Holdings Limited                                                  United Kingdom
    66.       PEPYS Management Services Limited                                       United Kingdom
    67.       Premier Risk Services Limited                                           United Kingdom
    68.       Professional Indemnity Agency, Inc.                                     New Jersey
    69.       Professional Indemnity Agency, Inc. of  N.Y.                            New York
    70.       Profind Insurance Services Limited                                      United Kingdom
    71.       Rattner Mackenzie (Bermuda) Ltd.                                        Bermuda
    72.       Rattner Mackenzie Limited                                               United Kingdom
    73.       Rattner Mackenzie Limited (RML) (Exempted) Co.                          Jordan
    74.       Rattner Mackenzie (North America), Inc.                                 New York
    75.       SBS Insurance Holdings, A Texas Corporation                             Texas
    76.       Signal Aviation Insurance Services, Inc.                                Nevada
    77.       Specialty Reinsurance Intermediaries, Inc.                              Massachusetts
    78.       Specialty Insurance Underwriters, Inc.                                  Missouri
    79.       Specialty Surety & Insurance Services,  LLC                             California
    80.       Surety Associates Holding Co., Inc.                                     New Mexico
    81.       The Centris Group, Inc.                                                 Delaware
    82.       The Schanen Consulting Group, LLC                                       Georgia
    83.       TMD Rattner, L.L.C.                                                     New York
    84.       TTR, LLC                                                                New York
    85.       U.S. Specialty Insurance Company                                        Texas
    86.       USSC Holdings, Inc.                                                     Maryland
    87.       United States Surety Company                                            Maryland
    88.       US Holdings, Inc.                                                       Delaware
    89.       USBenefits Insurance Services, Inc.                                     California
    90.       VASA Brougher, Inc.                                                     Indiana
    91.       VASA North America, Inc.                                                Indiana